                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      22
                   DIVIDEND REINVESTMENT PLAN      26



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-------------------------------
NYSE Ticker Symbol - VOQ
-------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     6.90%
-----------------------------------------------------------------------
One-year total return(1)                                     17.90%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.13%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.14%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.49%
-----------------------------------------------------------------------
Commencement date                                           9/27/91
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      5.91%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 10.40%
-----------------------------------------------------------------------
Preferred share rate(4)                                       1.39%
-----------------------------------------------------------------------
Net asset value                                              $16.44
-----------------------------------------------------------------------
Closing common share market price                            $16.86
-----------------------------------------------------------------------
Six-month high common share market price (03/11/02)          $16.90
-----------------------------------------------------------------------
Six-month low common share market price (12/18/01)           $16.00
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 43.2% combined federal and state tax rate effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  65.6%   [PIE CHART]
- AA/Aa..............   5.2%
- A/A................  11.8%
- BBB/Baa............   8.4%
- Non-Rated..........   9.0%
As of October 31, 2001
- AAA/Aaa............  61.1%   [PIE CHART]
- AA/Aa..............   5.1%
- A/A................  13.3%
- BBB/Baa............   8.8%
- Non-Rated..........  11.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/ Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

11/01                                                                            0.080
12/01                                                                            0.080
1/02                                                                             0.083
2/02                                                                             0.083
3/02                                                                             0.083
4/02                                                                             0.083

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Public Education                                                           21.00                              15.40
Health Care                                                                12.50                              15.90
General Purpose                                                            12.10                              13.60
Industrial Revenue                                                          9.40                               8.80
Other Care                                                                  8.70                               8.40

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      15.0300                            15.7500
                                                                          15.5400                            15.5000
                                                                          15.9100                            15.8750
12/92                                                                     15.9700                            15.7500
                                                                          16.8100                            16.0000
                                                                          17.0500                            16.7500
                                                                          17.7200                            17.3750
12/93                                                                     17.6300                            16.8750
                                                                          16.1300                            15.5000
                                                                          16.0600                            15.8750
                                                                          15.6700                            15.5000
12/94                                                                     14.9800                            14.6250
                                                                          16.2300                            15.7500
                                                                          16.4100                            16.0000
                                                                          16.7000                            15.7500
12/95                                                                     17.2800                            16.5000
                                                                          16.7000                            17.2500
                                                                          16.5800                            16.7500
                                                                          16.7600                            16.6250
12/96                                                                     17.0600                            17.0000
                                                                          16.7200                            16.8750
                                                                          17.0800                            17.5000
                                                                          17.3600                            17.4375
12/97                                                                     17.5100                            18.7500
                                                                          17.4600                            18.5000
                                                                          17.4400                            18.5000
                                                                          17.6800                            18.8125
12/98                                                                     17.4000                            19.1250
                                                                          17.2200                            18.6250
                                                                          16.6400                            18.3125
                                                                          16.2800                            17.2500
12/99                                                                     15.7800                            14.7500
                                                                          15.9500                            14.8750
                                                                          15.9000                            15.0000
                                                                          16.1300                            15.3125
12/00                                                                     16.4100                            14.6875
                                                                          16.5900                            15.1500
                                                                          16.3500                            15.4800
                                                                          16.7000                            16.0000
12/01                                                                     16.2200                            16.2600
                                                                          16.1100                            16.4700
4/02                                                                      16.4400                            16.8600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The Ohio state economy has suffered along with the national economy, with both employment and tax receipts generally lower over the period. In October of 2001, the state government announced an anticipated $709 million shortfall in the fiscal year ending June 30, 2002. As a result of these troubles, Moody's revised the state's credit outlook from stable to negative in December of 2001 (S&P's credit outlook is stable).

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0830 per share translated to a distribution rate of 5.91 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 10.40 percent on a taxable investment (for an investor in the 43.2 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 6.90 percent based on common share market price. This reflects an increase in common share market price from $16.25 per share on October 31, 2001 to $16.86 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Ohio Municipal Bond Index posted a total return of 1.17 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we maintained our focus on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors and structures, which become more or less attractive over time according to internal dynamics. For example, we were able to take profits on some of the trust's holdings of single-family housing bonds when those issues met our performance expectations. In their stead, we put the cash to work in higher education bonds that our analysis indicated offered better value going forward.

    The portfolio also experienced significant bond call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. The hospital sector was a case in point; we had an A rated hospital bond that was called by its issuer, and so is no longer in the portfolio.

    Given the age of many of the trust's holdings, we anticipate that call activity may continue to be a factor for the portfolio. It is important to note that issuers do not always invoke their ability to call their securities. As a result, managing portfolios holding callable issues requires vigilance. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe to be more attractive opportunities elsewhere.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it will be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we believe issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  141.4%
          OHIO  120.5%
$  500    Athens Cnty, OH Cmnty Mental Hlth Rev West
          Cent Proj Ser 1 (LOC--Bank One).............. 6.900%   06/01/10   $    506,045
 1,435    Avon Lake, OH City Sch Dist Cap Apprec (FGIC
          Insd)........................................   *      12/01/11        931,415
 3,250    Cincinnati & Hamilton Cnty, OH Port Auth Indl
          Dev Rev Convention Garage Rfdg (Prerefunded @
          12/01/02).................................... 7.450    06/01/10      3,424,102
 4,000    Cincinnati & Hamilton Cnty, OH Port Auth Indl
          Dev Rev Sixth Street Garage Rfdg (Prerefunded
          @ 12/01/02) (a).............................. 7.450    06/01/10      4,214,280
 1,025    Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bd Fd Ser B................... 6.500    11/15/14      1,031,539
 1,500    Columbus, OH Tax Increment Fin Rev Easton
          Proj (AMBAC Insd)............................ 5.300    12/01/19      1,535,670
 3,250    Columbus, OH Tax Increment Fin Rev Easton
          Proj (AMBAC Insd)............................ 4.875    12/01/24      3,112,525
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
          Hall......................................... 7.300    11/15/23      1,011,710
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj......................................... 7.500    01/01/30      1,080,820
   500    Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
          Fairview Genl Hosp & Lutheran Med Cent....... 6.300    08/15/15        515,435
 1,000    Dublin, OH City Sch Dist Constr & Impt....... 5.000    12/01/16      1,020,190
 1,000    Eaton, OH City Sch Dist (FGIC Insd).......... 5.000    12/01/29        968,690
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A
          Rfdg (MBIA Insd).............................   *      12/01/12        996,824
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A
          Rfdg (MBIA Insd).............................   *      12/01/14        884,666
 2,500    Erie Cnty, OH Hosp Fac Rev Firelands Regl Med
          Ctr Ser A (b)................................ 5.625    08/15/32      2,456,925
 1,680    Fairfield, OH City Sch Dist Cap Apprec Sch
          Impt Rfdg (FGIC Insd)........................   *      12/01/12      1,030,562
   500    Finneytown, OH Loc Sch Dist (FGIC Insd)...... 6.200    12/01/17        580,080

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$2,500    Franklin Cnty, OH Convention Fac Auth Tax &
          Lease Rev Antic Bd Rfdg (MBIA Insd).......... 5.800%   12/01/13   $  2,589,575
 1,000    Franklin Cnty, OH Hlthcare Fac Rev OH
          Presbyterian Ser A........................... 7.125    07/01/29        994,510
 1,315    Garfield Heights, OH Var Purp Impt (FGIC
          Insd)........................................ 5.000    12/01/27      1,289,818
 1,000    Gateway Econ Dev Corp Gtr Cleveland OH
          Stadium Rev.................................. 6.500    09/15/14      1,024,320
 1,555    Greene Cnty, OH Swr Sys Rev Govtl Enterprise
          (AMBAC Insd)................................. 5.625    12/01/25      1,621,601
 3,000    Hamilton Cnty, OH Hlth Sys Rev Providence
          Hosp Franciscan Rfdg (Prerefunded @
          07/01/02).................................... 6.875    07/01/15      3,085,440
 2,000    Hamilton Cnty, OH Sales Tax Football Proj Ser
          A (MBIA Insd)................................ 4.750    12/01/27      1,858,160
10,000    Hamilton Cnty, OH Sales Tax Sub Ser B Cap
          Apprec (AMBAC Insd)..........................   *      12/01/23      3,061,100
   670    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd)........................................   *      12/01/14        364,755
 1,200    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd)........................................ 5.500    12/01/27      1,231,800
 2,000    Hilliard, OH Sch Dist Cap Apprec Sch Impt
          (FGIC Insd)..................................   *      12/01/18        842,620
 1,000    Lebanon, OH City Sch Dist (FSA Insd)......... 5.000    12/01/29        968,690
   500    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)............................   *      12/01/14        272,205
   610    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)............................   *      12/01/15        311,429
   745    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)............................   *      12/01/17        334,200
 1,250    London, OH City Sch Dist Sch Fac Constr &
          Impt (FGIC Insd)............................. 5.500    12/01/16      1,330,875
 1,750    Lorain Cnty, OH Hosp Rev Catholic Hlthcare
          Ser A Impt & Rfdg............................ 5.250    10/01/33      1,673,507
 1,500    Lorain Cnty, OH Hosp Rev Mtg Elyria United
          Methodist Ser C Rfdg......................... 6.875    06/01/22      1,548,270
 2,000    Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
          Inc Proj (Escrowed to Maturity).............. 6.500    11/15/12      2,095,720
 1,000    Lucas Cnty, OH Hlthcare Fac Rev Sunset
          Retirement Ser A Rfdg........................ 6.375    08/15/15      1,046,230
   955    Marysville, OH Exmp Vlg Sch Dist Cap Apprec
          Sch Impt (AMBAC Insd)........................   *      12/01/16        456,175

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$1,000    Marysville, OH Exmp Vlg Sch Dist Rfdg (MBIA
          Insd)........................................ 5.000%   12/01/29   $    968,690
 1,000    Middleburg Heights, OH Southwest Genl Hlth
          Cent (FSA Insd).............................. 5.625    08/15/15      1,071,700
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp &
          Med Cent Rfdg (Prerefunded @ 12/01/09)....... 5.600    12/01/11      1,115,190
 1,000    Montgomery Cnty, OH Rev Catholic Hlth........ 5.250    09/01/24        977,420
 1,000    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
          (GNMA Collateralized)........................ 5.250    09/01/30        971,220
 5,550    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Escrowed to Maturity) (FGIC Insd)...........   *      01/15/15      2,955,653
 5,850    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 07/15/14).....................   *      01/15/15      3,077,978
 3,165    Ohio Muni Elec Generation Agy Jt Venture 5
          Ctf Ben Int (MBIA Insd)......................   *      02/15/27        798,846
 3,040    Ohio Muni Elec Generation Agy Jt Venture 5
          Ctf Ben Int (MBIA Insd)......................   *      02/15/28        724,949
 1,230    Ohio St Dept of Tran Ctf Partn Panhandle Rail
          Line Proj (FSA Insd)......................... 6.500    04/15/12      1,259,102
   645    Ohio St Econ Dev Rev OH Enterprise Bd Fd Ser
          9............................................ 7.625    12/01/11        658,945
 1,300    Ohio St Higher Ed Fac Commn Higher Ed Fac
          Univ Dayton Proj (AMBAC Insd)................ 5.500    12/01/30      1,334,515
 1,250    Ohio St Tpk Commn Tpk Rev Ser B (FGIC Insd).. 4.750    02/15/28      1,161,138
 1,000    Ohio St Univ Gen Rcpt Ser A.................. 5.125    12/01/31        983,500
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)............................   *      12/01/10        353,820
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)............................   *      12/01/11        334,271
 1,000    Pike Cnty, OH Hlthcare Fac Rev Rfdg.......... 6.750    06/01/17        973,230
 1,000    Plain, OH Loc Sch Dist (FGIC Insd)........... 5.000    12/01/29        968,690
 1,500    South-Western City Sch Dist OH Franklin &
          Pickway Cnty (AMBAC Insd).................... 4.750    12/01/26      1,398,015
 1,850    Tipp City, OH Exmp Vlg Sch Dist Sch Fac
          Constr & Impt (FGIC Insd).................... 5.500    12/01/15      1,981,665
 1,340    Toledo-Lucas Cnty, OH Port Auth Dev Rev
          Northwest OH Bd Fd Ser D..................... 6.900    11/15/20      1,335,779

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$1,650    Toledo-Lucas Cnty, OH Port Auth Port Rev Fac
          Cargill Inc Proj Rfdg, 144A--Private
          Placement (c)................................ 7.250%   03/01/22   $  1,706,612
 1,140    West Chester Twp OH Rfdg (AMBAC Insd)........ 5.000    12/01/20      1,136,534
 1,000    Westerville, OH Minerva Pk & Blendon Jt Twp
          Hosp Dist Rev Saint Anns Hosp Ser B Rfdg
          (Prerefunded @ 09/15/03) (AMBAC Insd)........ 6.800    09/15/06      1,025,220
 2,180    Worthington, OH City Sch Dist Rfdg (FGIC
          Insd)........................................ 6.000    06/01/10      2,474,583
                                                                            ------------
                                                                              85,049,743
                                                                            ------------
          GUAM  5.6%
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)......... 5.125    10/01/29      1,988,240
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)......... 5.250    10/01/34      2,007,060
                                                                            ------------
                                                                               3,995,300
                                                                            ------------
          PUERTO RICO  8.6%
 5,000    Puerto Rico Comwlth Pub Impt Rfdg............ 3.000    07/01/06      4,939,000
 1,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04)..................... 6.375    07/01/24      1,107,800
                                                                            ------------
                                                                               6,046,800
                                                                            ------------
          U. S. VIRGIN ISLANDS  6.7%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A............................ 6.500    10/01/24      1,618,365
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A (ACA Insd)................. 6.125    10/01/29      1,050,290
 2,000    Virgin Islands Pub Fin Auth Rev Matching Fd
          Ln Nt Ser A Rfdg (Prerefunded @ 10/01/02).... 7.250    10/01/18      2,087,480
                                                                            ------------
                                                                               4,756,135
                                                                            ------------
TOTAL INVESTMENTS  141.4%
  (Cost $93,679,746).....................................................     99,847,978
OTHER ASSETS IN EXCESS OF LIABILITIES  8.2%..............................      5,790,546
PREFERRED SHARES  (49.6%)................................................    (35,034,658)
                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $ 70,603,866
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $93,679,746)........................  $ 99,847,978
Receivables:
  Investments Sold..........................................     7,342,688
  Interest..................................................     1,401,876
Other.......................................................           143
                                                              ------------
    Total Assets............................................   108,592,685
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,454,522
  Custodian Bank............................................       248,413
  Investment Advisory Fee...................................        51,741
  Administrative Fee........................................        17,247
  Affiliates................................................         7,484
Trustees' Deferred Compensation and Retirement Plans........       140,743
Accrued Expenses............................................        34,011
                                                              ------------
    Total Liabilities.......................................     2,954,161
Preferred Shares............................................    35,034,658
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 70,603,866
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($70,603,866 divided by 4,293,885 shares outstanding).....  $      16.44
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,293,885 shares issued and
  outstanding)..............................................  $     42,939
Paid in Surplus.............................................    63,569,284
Net Unrealized Appreciation.................................     6,168,232
Accumulated Undistributed Net Investment Income.............       648,242
Accumulated Net Realized Gain...............................       175,169
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 70,603,866
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 35,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $105,603,866
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,014,244
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      313,974
Administrative Fee..........................................      104,658
Preferred Share Maintenance.................................       50,677
Trustees' Fees and Related Expenses.........................       16,165
Legal.......................................................       10,693
Custody.....................................................        3,282
Other.......................................................       70,486
                                                              -----------
    Total Expenses..........................................      569,935
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,444,309
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   618,115
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,872,619
  End of the Period.........................................    6,168,232
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,704,387)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,086,272)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (243,174)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   114,863
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                       APRIL 30, 2002    OCTOBER 31, 2001
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $ 2,444,309        $ 5,095,197
Net Realized Gain/Loss...............................       618,115           (442,949)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................    (2,704,387)         4,038,324
Distributions to Preferred Shareholders:
  Net Investment Income..............................      (243,174)        (1,001,583)
  Net Realized Gain..................................           -0-           (309,689)
                                                        -----------        -----------
Change in Net Assets from Operations.................       114,863          7,379,300

Distributions to Common Shareholders:
  Net Investment Income..............................    (2,108,658)        (3,651,478)
  Net Realized Gain..................................           -0-           (812,374)
                                                        -----------        -----------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............................    (1,993,795)         2,915,448

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.......................................       209,554                -0-
                                                        -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS................    (1,784,241)         2,915,448
NET ASSETS:
Beginning of the Period..............................    72,388,107         69,472,659
                                                        -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $648,242 and
  $512,298, respectively)............................   $70,603,866        $72,388,107
                                                        ===========        ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS
                                                  ENDED           YEAR ENDED OCTOBER 31,
                                                APRIL 30,     ------------------------------
                                                 2002 (A)      2001        2000       1999
                                                --------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD (B)................................  $ 16.91      $ 16.23    $  15.98    $ 17.57
                                                 -------      -------    --------    -------
 Net Investment Income.........................      .57         1.18        1.22       1.23
 Net Realized and Unrealized Gain/Loss.........     (.49)         .84         .32      (1.51)
 Common Share Equivalent of Distributions Paid
 to Preferred Shareholders:
   Net Investment Income.......................     (.06)        (.23)       (.34)      (.28)
   Net Realized Gain...........................      -0-         (.07)        -0-        -0-
                                                 -------      -------    --------    -------
Total from Investment Operations...............      .02         1.72        1.20       (.56)
Less Distributions Paid to Common Shareholders:
   Net Investment Income.......................      .49          .85         .95       1.01
   Net Realized Gain...........................      -0-          .19         -0-        .02
                                                 -------      -------    --------    -------
NET ASSET VALUE, END OF THE PERIOD.............  $ 16.44      $ 16.91    $  16.23    $ 15.98
                                                 =======      =======    ========    =======
Common Share Market Price at End of
 the Period....................................  $ 16.86      $ 16.25    $14.3125    $ 16.25
Total Return (c)...............................    6.90%*      21.46%      -6.25%     -9.60%
Net Assets at End of the Period (In
 millions).....................................  $  70.6      $  72.4    $   69.5    $  68.4
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares (d)...............    1.63%        1.68%       1.71%      1.75%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)........    6.99%        7.22%       7.67%      7.27%
Portfolio Turnover.............................      13%*         24%         36%        20%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
 Including Preferred Shares (d)................    1.09%        1.12%       1.13%      1.18%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (e)........    6.29%        5.80%       5.55%      5.65%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.............    1,400        1,400       1,400      1,400
Asset Coverage Per Preferred Share (f).........  $75,456      $76,706    $ 74,623    $73,827
Involuntary Liquidating Preference Per
 Preferred Share...............................  $25,000      $25,000    $ 25,000    $25,000
Average Market Value Per Preferred Share.......  $25,000      $25,000    $ 25,000    $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .04%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.252 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                   SEPTEMBER 27, 1991
  TWO MONTHS                                                                         (COMMENCEMENT
    ENDED                             YEAR ENDED AUGUST 31,                          OF INVESTMENT
 OCTOBER 31,     ---------------------------------------------------------------     OPERATIONS) TO
     1998          1998       1997       1996       1995       1994       1993      AUGUST 31, 1992
-----------------------------------------------------------------------------------------------------
     $  17.57    $  17.23   $  16.55   $  16.60   $  16.24   $  17.45   $  15.99        $  14.75
     --------    --------   --------   --------   --------   --------   --------        --------
          .21        1.26       1.28       1.26       1.27       1.29       1.29            1.01
          .01         .41        .74        -0-        .40      (1.20)      1.44            1.17
         (.05)       (.29)      (.28)      (.30)      (.33)      (.21)      (.20)           (.21)
          -0-        (.01)      (.01)       -0-        -0-       (.02)      (.02)            -0-
     --------    --------   --------   --------   --------   --------   --------        --------
          .17        1.37       1.73        .96       1.34       (.14)      2.51            1.97
          .17        1.01       1.01       1.01        .98        .98        .98             .73
          -0-         .02        .04        -0-        -0-        .09        .07             -0-
     --------    --------   --------   --------   --------   --------   --------        --------
     $  17.57    $  17.57   $  17.23   $  16.55   $  16.60   $  16.24   $  17.45        $  15.99
     ========    ========   ========   ========   ========   ========   ========        ========
     $19.0625    $  18.50   $  17.00   $  16.50   $ 15.875   $  15.75   $  17.25        $  16.25
        4.00%*     15.39%      9.55%     10.47%      7.34%     -2.54%     13.17%          13.59%*
     $   74.7    $   74.6   $   72.7   $   69.7   $   69.6   $   68.0   $   73.1        $   66.8
        1.79%       1.75%      1.78%      1.80%      1.81%      1.82%      1.72%           1.79%
        7.06%       7.26%      7.53%      7.55%      8.07%      7.62%      7.83%           7.30%
           0%*         5%         7%         6%        24%         0%        18%             43%*
        1.22%       1.18%      1.19%      1.20%      1.19%      1.22%      1.14%           1.22%
        5.44%       5.57%      5.89%      5.75%      6.00%      6.39%      6.61%           5.83%
          700         700        700        700        700        700        700             700
     $156,723    $156,609   $153,874   $149,510   $149,421   $147,154   $154,369        $145,360
     $ 50,000    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000
     $ 50,000    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $2,456,925 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $43,467 increase in cost of securities and a corresponding $43,467 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $14,297; increase net unrealized depreciation by $9,789, and decrease net realized gains by $4,508. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $442,949 which will expire on October 31, 2009.

    At April 30, 2002, for federal income tax purposes the cost of long-term investments is $93,626,490, the aggregate gross unrealized appreciation is $6,311,929 and the aggregate gross unrealized depreciation is $90,441, resulting in net unrealized appreciation on long-term investments of $6,221,488.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $3,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $14,400 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2002 and October 31, 2001, paid in surplus related to common shares aggregated $63,569,284 and $63,359,858, respectively.

    Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
Beginning Shares..................................     4,281,125           4,281,125
Shares Issued Through Dividend Reinvestment.......        12,760                 -0-
                                                       ---------           ---------
Ending Shares.....................................     4,293,885           4,281,125
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $13,780,644 and $20,913,866, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,400 APS. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2002 was 1.390%. During the six months ended April 30, 2002, the rates ranged from 1.230% to 2.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VOQ SAR 6/02                                                   Member NASD/SIPC.
                                                                 6155F02-AS-6/02